Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

JOINDER AGREEMENT

This Joinder Agreement (this “Agreement”) effective as of April 2, 2020 (the “Effective Date”) is made by FuboTV Inc., a Delaware corporation (the “Additional Borrower”) and each of the Persons listed on Exhibit A attached hereto (individually, an “Additional Guarantor”, and collectively, the “Additional Guarantors” and together with the Additional Borrower, collectively, the “Joinder Parties” and each, individually, a “Joinder Party”), in favor of FB LOAN SERIES I, LLC (the “Purchaser”) in connection with that certain Note Purchase Agreement dated as of March 16, 2020 (as the same may be further amended, restated, supplemented, or replaced from time to time, the “Note Purchase Agreement”), initially by and between, Purchaser and FaceBank Group, Inc., a Florida corporation (“FaceBank”), Evolution AI Corporation, a Florida corporation (“Evolution”), Pulse Evolution Corporation, a Nevada corporation (“Pulse”), and FUBOTV ACQUISITION CORP., a Delaware corporation (“Merger Sub” and together with FaceBank, Evolution and Pulse, collectively, the “Borrower”), which, on the Effective Date merged into and is survived by the Additional Borrower (the “Merger”), the sole equity holder of the Additional Guarantors, pursuant to that certain Agreement and Plan of Merger and Reorganization, dated March 19, 2020 by and among FaceBank, Merger Sub and FuboTV. Capitalized terms used, but not otherwise defined, in this Agreement shall have the meanings ascribed to them in the Note Purchase Agreement.

WITNESSETH:

WHEREAS, pursuant to Section 8.17(g) of the Note Purchase Agreement, the Borrower agreed, upon the date of the consummation of the Merger to cause FuboTV to join the Note Purchase, become an issuer of the Notes and a Borrower under the Note Purchase Agreement and assume all Obligations in connection therewith, and for each Subsidiary of Additional Borrower located in the United States to join the Note Documents to guaranty the Obligations (the “Merger Date Joinder”);

WHEREAS, each Joinder Party desires to effectuate the Merger Date Joinder and to execute and deliver to Purchaser such Note Documents as Purchaser may require, including, without limitation: (a) this Agreement, (b) the Notes (including any amendments and restatements thereof), (c) the Collateral Documents, (d) a guaranty agreement, in the form attached hereto as Exhibit B (the “Guaranty Agreement”), and (e) such joinder acknowledgments and other instruments, agreements and documents as may be necessary to confirm such Joinder Party’s Obligations under the Note Purchase Agreement, the Notes, and the other Note Documents, as applicable, and to create in favor of Purchaser, a valid and perfected security interest (subject only to Permitted Liens) in, and Lien on, the Collateral being provided by such Joinder Party; and

WHEREAS, as a Borrower, the Additional Borrower will have all the rights and obligations, as a joint and several obligor, of a Borrower under the Note Purchase Agreement, the Notes and the other Note Documents and, as a Guarantor (as defined in the Guaranty Agreement), each Additional Guarantor will have all the rights and obligations as a Grantor under the Collateral Documents.

NOW, THEREFORE, for and in consideration of the mutual covenants, conditions, stipulations and agreements set forth in the Note Purchase Agreement and the other Note Documents, and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows, intending to be legally bound:

1. The Additional Borrower hereby assumes, agrees that it is liable for, and promises to pay, perform, and observe, all of the terms, restrictions, conditions and other Obligations of a Borrower under the Note Purchase Agreement, the Notes and the other Note Documents, all as fully as though it were an original party thereto, and, by execution of this Agreement, is hereby designated a “Borrower” for all purposes of, and hereby agrees to be bound by, as a joint and several obligor, each and all of the terms, restrictions, conditions, and other Obligations of the Note Purchase Agreement, the Notes, and the other Note Documents. The Additional Borrower will deliver to Purchaser such duly executed other Note Documents as Purchaser may reasonably request to confirm the Obligations of the Additional Borrower under this Agreement and the other Note Documents and to perfect the security interests and other Liens granted in the Collateral of the Additional Borrower. The Additional Borrower acknowledges and agrees that: (a) the Obligations are valid, enforceable (except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditor’s rights generally) and existing Indebtedness payable by the Additional Borrower to Purchaser and (b) as of the Effective Date, the Additional Borrower does not have any counterclaims, set-offs, offsets or defenses or any rights of set-off, offsets, or defense of any kind or nature whatsoever with respect to the Obligations.

2. Each Additional Guarantor hereby agrees to execute and deliver to Purchaser the Guaranty Agreement and become a Guarantor (as defined therein). Each Additional Guarantor will deliver to Purchaser such duly executed other Note Documents as Purchaser may reasonably request to confirm the Obligations of such Additional Guarantor under this Agreement and the other Note Documents and to perfect the security interests and other Liens granted in the Collateral of such Additional Guarantor. Each Additional Guarantor acknowledges and agrees that: (a) the Obligations are valid, enforceable (except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditor’s rights generally) and existing Indebtedness payable by such Additional Guarantor to Purchaser and (b) as of the Effective Date, such Additional Guarantor does not have any counterclaims, set-offs, offsets or defenses or any rights of set-off, offsets, or defense of any kind or nature whatsoever with respect to the Obligations.

3. Purchaser confirms that the Additional Borrower is a “Borrower” under the Note Purchase Agreement, the Notes, and the other Note Documents and all of the rights and obligations of a Borrower under the Note Purchase Agreement, the Notes, and the other Note Documents shall inure to and bind, as a joint and several obligor, the Additional Borrower.

4. (a) The information set forth in Annex I attached hereto is hereby added to the information set forth in the disclosure schedules to Note Purchase Agreement. The Joinder Parties represent and warrant that such information is true and correct in all respects. (b) The information set forth in Annex II attached hereto is hereby added to the information set forth in the disclosure schedules to the Collateral Documents, as applicable. The Joinder Parties represent and warrant that such information is true and correct in all respects and that the Collateral set forth thereon shall be and become part of the Collateral referred to in the Note Purchase Agreement and shall secure all Obligations.

5. The parties hereto acknowledge and agree that this Agreement and the Guaranty Agreement shall constitute a “Note Document” and that this Agreement may be attached to any applicable Note Document.

6. As of the date hereof, each Joinder Party hereby (a) warrants and represents to Purchaser that each warranty and representation applicable to each Joinder Party under the Note Purchase Agreement and the other Note Documents (other than with respect to representations and warranties which specifically relate to a prior date) is true and correct in all material respects (except that such representations and warranties shall not be further qualified by materiality where, by their respective terms, they are already qualified by reference to materiality, including a Material Adverse Effect) and (b) further reaffirms all covenants in the Note Purchase Agreement and other Note Documents.

7. Incorporation by Reference. Sections 13.2 (Notices) , 13.3 (Successors and Assigns), 13.4 (Amendment and Waiver), 13.7 (Governing Law) and 13.8 (Jurisdiction, Jury Trial Waiver, Etc.) of the Note Purchase Agreement are hereby incorporated herein by reference, mutatis mutandis.

8. Counterparts; Fax Signature. Facsimile or any other electronic transmission of any executed original document and/or retransmission of any executed facsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm facsimile or other electronic transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

9. Joinder Party Acknowledgments. Each Joinder Party hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, and (b) each Joinder Party shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to, each Joinder Party by Purchaser is for the protection of Purchaser and neither any Joinder Party nor any third party is entitled to rely thereon.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date, to be effective at all times on and after the effective time of the Merger.

FUBOTV INC.

By:
Name:
Title:

SPORTS RIGHTS MANAGEMENT, LLC

By:
Name:
Title:

[Joinder Agreement]

Acknowledged and Accepted as of the Effective Date to be effective at all times on and after the effective time of the Merger:

FB LOAN SERIES I, LLC

By:
Name:
Title:

[Joinder Agreement]

EXHIBIT A

1. Sports Rights Management, LLC, a Delaware limited liability company

EXHIBIT B

GUARANTY AGREEMENT

[See Attached]

ANNEX I

ADDENDUM TO NOTE PURCHASE AGREEMENT SCHEDULES

[See Attached]

ADDENDUM TO NOTE PURCHASE AGREEMENT SCHEDULES

Schedule 6.1

Foreign Qualifications

Entity Name	Jurisdiction of Organization	Other Jurisdictions Where Entity is Qualified to do Business
fuboTV Inc.	Delaware	New York
Sports Rights Management, LLC	Delaware	None.

Schedule 6.22

Potential Conflicts of Interest

None.

Schedule 9.5

Investments

1.	Investments by FaceBank Group Inc. in fuboTV Inc.

2.	Investments by fuboTV Inc. in Sports Rights Management, LLC

3.	Investments by fuboTV Inc. in Fubo TV Spain S.L.

Schedule 9.11

Transactions With Affiliates

1.	Credit and Guaranty Agreement, dated as of April 6, 2018, by and between AMC Networks Ventures LLC, as administrative agent and collateral agent, the lenders from time to time party thereto, fuboTV Inc. and certain subsidiaries of fuboTV Inc. from time to time party thereto as guarantors, as amended, restated, supplemented or otherwise modified from time to time, together with any documents or other agreements entered into in connection therewith.

2.	Binding Term Sheet between fuboTV Inc. and Viacom Media Network, a division of Viacom International, Inc.

Schedule 11.1(j)

Judgments

None.

ANNEX II

ADDENDUM TO COLLATERAL DOCUMENT SCHEDULES

[See Attached]

ADDENDUM TO SECURITY AGREEMENT SCHEDULES

Schedule 1.1

Excluded Deposit Accounts

Owner	Bank Name	Account Number	Account Purpose
fuboTV Inc.	JP Morgan Chase 70 Park Avenue, FL 42 New York, NY 10017	[***]	[***]

Schedule 3.6

Filing Jurisdictions, Collateral Locations

Entity Name	Names Used in Prior 5 Years	State of Organization	Acquisitions in Prior 5 Years	Headquarters	Location of Collateral (other than HQs)	FEIN
fuboTV Inc.	fuboTV Inc.	Delaware	None	1330 Avenue of the America, 7th Floor New York, NY 10019	N/A	[***]
Sports Rights Management LLC	N/A	Delaware	None	1330 Avenue of the America, 7th Floor New York, NY 10019	N/A	[***]

Schedule 3.8

Other Collateral

Chattel Paper

None.

Commercial Tort Claims

None.

Instruments

None.

Schedule 3.9

Deposit Accounts and Securities Accounts

Owner	Bank Name	Account Number	Account Purpose
fuboTV Inc.	JP Morgan Chase 70 Park Avenue, FL 42 New York, NY 10017	[***]	Checking
fuboTV Inc.	JP Morgan Chase 70 Park Avenue, FL 42 New York, NY 10017	[***]	Checking
fuboTV Inc.	JP Morgan Chase 70 Park Avenue, FL 42 New York, NY 10017	[***]	Money Market

Schedule 3.10

Intellectual Property

Trademark Registrations

Trademark	Owner	Registration Number	Registration Date
	fuboTV Inc.	017035213	December 21, 2017
FUBOTV (STANDARD CHARACTER MARK)	fuboTV Inc.	86-876,349	January 15, 2016
	fuboTV Inc.	87-637,227	October 6, 2017

Trademark Applications

None.

Patent Registrations

Patent	Owner	Patent/Publication Number	Issue Date
P440132.US.01 SYSTEMS AND METH-ODS FOR ADAPTIVELY ENCODING VIDEO STREAM	fuboTV Inc.	10,440,367	10/08/2019
P440135.US.01 SYSTEMS AND METH-ODS FOR SECURELY GENERATING LIVE PREVIEWS	fuboTV Inc.	10,419,786	09/17/2019
P440142.WO.01 DISPLAY SCREEN OR PORTION THEREOF WITH ANIMATED GRAPHICAL USER INTER-FACE	fuboTV Inc.	DM/203087	03/22/2019
P440132.EP.01 SYSTEMS AND METH-ODS FOR VIDEO EN-CODING	fuboTV Inc.	3579565	12/11/2019
P440135.EP.01 SYSTEMS AND METH-ODS FOR SECURELY GENERATING LIVE PREVIEWS	fuboTV Inc.	3598771	01/22/2020
P440135.US.02 SYSTEMS AND METH-ODS FOR SECURELY GENERATING LIVE PREVIEWS	fuboTV Inc.	US-2020-0029104-A1	01/23/2020
P440142.US.04 SYSTEMS AND METHODS FOR DIS-PLAYING A LIVE VIDEO STREAM IN A GRAPHICAL USER INTER-FACE	fuboTV Inc.	CA3045125A1	08/13/2019

Patent Applications

Patent	Owner	Application Number	Filed Date
P440132.US.01C SYSTEMS AND METHODS FOR ADAPTIVELY ENCODING VIDEO STREAM	fuboTV Inc.	16/577,481	09/20/2019
P440135.CA.01 SYSTEMS AND METH-ODS FOR SE-CURELY GENERATING LIVE PRE-VIEWS	fuboTV Inc.	3049591	07/12/2019
P440139.EP.01 SYSTEMS AND METH-ODS FOR GENERATING INDIVIDUAL-IZED PLAYLISTS	fuboTV Inc.	19198697.5	09/20/2019
P440139.US.01 SYSTEMS AND METH-ODS FOR GENERATING INDIVIDUAL-IZED PLAYLISTS	fuboTV Inc.	16/138,604	09/21/2018
P440139.CA SYSTEMS AND METHODS FOR GENERATING INDIVIDUAL-IZED PLAYLISTS	fuboTV Inc.	3055711	09/17/2019
P440142.US.03 DISPLAY SCREEN OR PORTION THEREOF WITH GRAPH-ICAL USER INTERFACE	fuboTV Inc.	29/693,030	05/30/2019
P440142.US.04 SYSTEMS AND METHODS FOR DIS-PLAYING A LIVE VIDEO STREAM IN A GRAPHICAL USER INTER-FACE	fuboTV Inc.	16/580,920	09/24/2019
P440142.WO.02 SYSTEMS AND METH-ODS FOR DIS-PLAYING A LIVE VIDEO STREAM IN A GRAPHICAL USER INTER-FACE	fuboTV Inc.	PCT/US2019/052707	09/24/2019

Copyright Registrations

None.

Copyright Applications

None.

Schedule 3.12

Investment Property, Partnership/LLC Interests, Capital Stock

Stock: None.

Membership Interests: 100% interest in Sports Rights Management, LLC, a Delaware limited liability company; FuboTV Spain S.L., a Spanish limited company.

Partnership Interest: None.

Schedule 3.13

Government Contracts

None.

Schedule 3.14

Vehicles

None.

Schedule 3.15

Pledged Real Property

None.

ADDENDUM TO TRADEMARK SECURITY AGREEMENT

SCHEDULE I

Trademarks

Trademark Registrations

Trademark	Owner	Registration Number	Registration Date
	fuboTV Inc.	017035213	December 21, 2017
FUBOTV (STANDARD CHARACTER MARK)	fuboTV Inc.	86-876,349	January 15, 2016
	fuboTV Inc.	87-637,227	October 6, 2017

Trademark Applications

None.